NOTES RECEIVABLE	12 Months Ended
Dec. 31, 2021
Notes Receivable
NOTES RECEIVABLE

9. NOTES RECEIVABLE

	Start Date	Maturity Date	Rate	Principal	Interest	Accretion	Impairment	Total
Note 1(1)	2021-04-21	2022-10-21	0%	$180,597	$-	$9,573	$-	$190,170
Note 2(1)	2021-06-01	2023-06-01	8%	114,833	5,378	-	(120,211)	-
Note 3(1)	2021-09-22	2024-09-22	5%	943,385	13,156	7,465	-	964,006
Note 4	2021-11-17	2022-04-26	8%	750,000	21,260	-	(771,260)	-
Total				$1,988,815	$39,794	$17,038	$(891,471)	$1,154,176

(1)	These notes are denominated in US dollars and are converted to Canadian dollars at the reporting date.

Note 1 is non-interest bearing and is secured by intellectual property. This note is measured at fair value through profit or loss. The fair value was determined based on the price the company paid for this loan which was the investee’s most recent financing.

Note 2 bears interest at 8% and is secured by a general security agreement. Management has determined that it is unlikely that either the loan will be repaid or the Company will receive some other type of return. Therefore, the loan has been written down to $Nil.

Note 3 bears interest at 5%, is unsecured, and contains a conversion feature upon sale of the recipient. This note is measured at fair value through profit or loss. The fair value was determined based on the price the company paid for this convertible loan which was the investee’s most recent financing.

Note 4 was issued pursuant to letter of intent on an acquisition that the Company is no longer pursuing. The loan is interest bearing at 8% and is due April 26, 2022. Management has determined that it is unlikely that either the loan will be repaid or the Company will receive some other type of return. Therefore, the loan has been written down to $Nil.